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                                  EXHIBIT 21.1
                                 SUBSIDIARY LIST


Bohn-DC, LLC
dba
Don Bohn Dodge
a Delaware limited liability company

Bohn-FII, LLC
dba
Bohn Ford
a Delaware limited liability company

Bohn-FIII, LLC
a Delaware limited liability company

Harvey-FLM, LLC
dba
Don Bohn Lincoln Mercury
a Delaware limited liability company

Harvey Ford, LLC
dba
Don Bohn Ford
Don Bohn Used Cars
a Delaware limited liability company

Harvey GM, LLC
dba
Don Bohn Buick, Pontiac GMC
Don Bohn Used Cars
a Delaware limited liability company

Harvey Operations-T, LLC
dba
Bohn Brothers Toyota
Bohn Brothers Scion
a Delaware limited liability company

Harvey-T, Inc.
a Delaware corporation

Harvey-SM, LLC
dba
Don Bohn Mitsubishi
a Delaware limited liability company

Bohn Holdings-DC, Inc.
a Delaware corporation

Bohn Holdings-F, Inc.
a Delaware corporation

Bohn Holdings-GM, Inc.
a Delaware corporation

Bohn Holdings-S, Inc
a Delaware corporation


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Chaperral Dodge, Ltd.
DBA
Dallas Dodge Chrysler Jeep
a Texas limited partnership

Kutz-N, Ltd.
DBA
Courtesy Nissan
a Texas limited partnership

GPI Atlanta-F, Inc.
DBA
World Ford Stone Mountain
a Georgia corporation

GPI Atlanta-FLM, Inc.
DBA
Snellville Lincoln Mercury
a Delaware corporation

GPI Atlanta-FLM II, Inc.
DBA
Alpharetta Lincoln Mercury
a Delaware corporation

GPI Atlanta-T, Inc.
DBA
World Toyota
World Toyota Collision & Glass Center
World Scion
a Delaware corporation

Jim Tidwell Ford, Inc.
DBA
Jim Tidwell Ford
Group 1 Atlanta
a Delaware corporation

Perimeter Ford, Inc.
DBA
Sandy Springs Ford
a Delaware corporation

Courtesy Ford, LLC
DBA
World Ford Kendall
a Delaware limited liability company

Gulf Breeze Ford, LLC
DBA
Gulf Breeze Ford
a Delaware limited liability company

Key Ford, LLC
DBA
World Ford Pensacola
World Ford Navy
a Delaware limited liability company

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Koons Ford, LLC
DBA
World Ford Pembroke Pines
a Delaware limited liability company

Group 1 FL Holdings, Inc.
a Delaware corporation

NY-FV, Inc.
DBA
Hassel Volvo Glen Cove
Hassel Auto Group
a Delaware corporation

NY-FVII, Inc.
DBA
Hassel Volvo Huntington
Hassel Auto Group
a Delaware corporation

NY-SB, Inc.
DBA
Hassel BMW
Hassel MINI
Hassel Auto Group
a Delaware corporation

Bob Howard Automotive-East, Inc.
DBA
South Pointe Chevrolet
an Oklahoma corporation

Bob Howard Chevrolet, Inc.
DBA
Bob Howard Subaru
Bob Howard Chevrolet-Geo
Howard Chevrolet
an Oklahoma corporation

Bob Howard Dodge, Inc.
an Oklahoma corporation

Bob Howard Motors, Inc.
DBA
Bob Howard Toyota
Bob Howard Scion
an Oklahoma corporation

Bob Howard Nissan, Inc.
an Oklahoma corporation

Howard Pontiac-GMC, Inc.
DBA
Bob Howard Automall
an Oklahoma corporation

Howard-DC, Inc.
DBA
Bob Howard Jeep Eagle
a Delaware corporation

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Howard-DCII, Inc.
DBA
Crown Auto World
Crown Jeep
Bob Howard Crown Jeep
Bob Howard Crown Chrysler Jeep
a Delaware corporation

Howard-FLM, Inc.
DBA
Bob Howard Lincoln Mercury of Edmond
a Delaware corporation

Howard-FLMII, Inc.
DBA
Bob Howard Downtown Lincoln Mercury
a Delaware corporation

Howard Ford, Inc.
DBA
Bob Howard Lincoln Mercury
Bob Howard Downtown Lincoln-Mercury
Bob Howard Downtown Ford
a Delaware corporation

Howard-GM, Inc.
DBA
Bob Howard Pontiac
Bob Howard GMC Truck
a Delaware corporation

Howard-GM II, Inc.
DBA
John Smicklas Chevrolet
a Delaware corporation

Howard-GMIII, Inc.
DBA
Crown Buick
Bob Howard Crown Buick
a Delaware corporation

Howard-H, Inc.
DBA
Bob Howard Honda
a Delaware corporation

Howard-HA, Inc.
DBA
Bob Howard Acura
a Delaware corporation

Howard-SB, Inc.
DBA
Crown BMW
a Delaware corporation

Howard-SI, Inc.
DBA
Bob Howard Isuzu
a Delaware corporation


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Howard-DCIII, LLC
DBA
Bob Howard Downtown Dodge
a Delaware limited liability company

Ira Automotive Group, LLC
a Delaware limited liability company

Danvers-DCII, Inc.
DBA
Ira Dodge-Medford
a Delaware corporation

Danvers-DCIII, Inc.
DBA
Ira Dodge-Lowell
Ira Chrysler Jeep Dodge
a Delaware corporation

Danvers-N, Inc.
DBA
Ira Nissan Tewksbury
a Delaware corporation

Danvers-NII, Inc.
DBA
Ira Nissan Woburn
a Delaware corporation

Danvers-S, Inc.
DBA
Ira Mazda-Isuzu
Ira Mazda
Ira Porsche
Ira Audi
a Delaware corporation

Danvers-SU, Inc.
DBA
Ira Subaru
a Delaware corporation

Danvers-T, Inc.
DBA
Ira Toyota
Ira Scion
a Delaware corporation

Danvers-TII, Inc.
DBA
Ira Toyota II
a Delaware corporation

Danvers-TIII, Inc.
DBA
Ira Toyota III
Ira Scion III
a Delaware corporation

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Danvers-TL, Inc.
DBA
Ira Lexus
a Delaware corporation

Maxwell Chrysler Dodge Jeep, Ltd.
DBA
Maxwell Superstore
Maxwell Chrysler Dodge Jeep, Ltd.
Maxwell Country
a Texas limited partnership

Maxwell Ford, Ltd.
DBA
Maxwell Ford
Maxwell Ford Supercenter
a Texas limited partnership

Maxwell-G, Ltd.
DBA
Maxwell Pontiac GMC Truck
a Texas limited partnership

Maxwell-GMII, Ltd.
DBA
Freedom Chevrolet
a Texas limited partnership

Maxwell-N, Ltd.
DBA
Maxwell Nissan North
Maxwell Nissan Supercenter
a Texas limited partnership

Maxwell-NII, Ltd.
DBA
Maxwell Nissan Round Rock
Maxwell Motor City
a Texas limited partnership

Maxwell-SM, Ltd.
DBA
Maxwell Mitsubishi North
a Texas limited partnership

Prestige Chrysler Northwest, Ltd.
DBA
Maxwell Dodge
Maxwell Automotive Group
Maxwell Dodge Supercenter
a Texas limited partnership

Prestige Chrysler South, Ltd.
DBA
Maxwell Chrysler South
Maxwell South
a Texas limited partnership

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McCall-H, Ltd.
DBA
A.J. Foyt Honda
Sterling McCall Honda of Kingwood
Sterling McCall Honda
a Texas limited partnership

McCall-HA, Ltd.
DBA
Sterling McCall Acura
Acura Southwest
a Texas limited partnership

McCall-N, Ltd.
DBA
Sterling McCall Nissan
a Texas limited partnership

McCall-SB, Ltd.
DBA
Advantage BMW
BMW of Clear Lake
Advantage BMW of Clear Lake
a Texas limited partnership

McCall-T, Ltd.
DBA
Sterling McCall Toyota
Sterling McCall Scion
a Texas limited partnership

McCall-TII, Ltd.
DBA
Sterling McCall Toyota-Fort Bend
Sterling McCall Scion-Fort Bend
a Texas limited partnership

McCall-TL, Ltd.
DBA
Sterling McCall Lexus
Lexus of Clear Lake
a Texas limited partnership

Amarillo Motors-C, Ltd.
DBA
Gene Messer Cadillac
Gene Messer Mitsubishi
a Texas limited partnership

Amarillo Motors-F, Ltd.
DBA
Gene Messer Ford of Amarillo
Gene Messer Ford, Lincoln Mercury and Mazda of Amarillo
Gene Messer Mazda
Gene Messer Ford Lincoln Mercury
a Texas limited partnership


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Amarillo Motors-J, Ltd.
DBA
Gene Messer Jeep
Gene Messer Chrysler
Gene Messer Chrysler Jeep
a Texas limited partnership

Amarillo Motors-SM, Ltd.
DBA
Gene Messer Mitsubishi of Amarillo
a Texas limited partnership

Lubbock Motors, Ltd.
DBA
The Credit Connection
The Credit Connection of Amarillo
a Texas limited partnership

Lubbock Motors-F, Ltd.
DBA
Gene Messer Ford
The Credit Connection
Gene Messer Value Lot
Gene Messer Value Lot Wolfforth
a Texas limited partnership

Lubbock Motors-GM, Ltd.
DBA
Shamrock Chevrolet
a Texas limited partnership

Lubbock Motors-S, Ltd.
DBA
Gene Messer Mitsubishi
Gene Messer Volkswagen
a Texas limited partnership

Lubbock Motors-SH, Ltd.
DBA
Gene Messer Hyundai
Gene Messer Kia
a Texas limited partnership

Lubbock Motors-T, Ltd.
DBA
Gene Messer Toyota
Gene Messer Scion
a Texas limited partnership

Rockwall Automotive-DCD, Ltd.
DBA
Rockwall Dodge
a Texas limited partnership

Rockwall Automotive-F, Ltd.
DBA
Rockwall Ford-Mercury
a Texas limited partnership

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NJ-DM, Inc.
DBA
David Michael Motor Cars of Freehold
a Delaware corporation

NJ-H, Inc.
DBA
David Michael Honda of Freehold
a Delaware corporation

NJ-SV, Inc.
DBA
David Michael Volkswagen of Freehold
a Delaware corporation

Miller Automotive Group, Inc.
a California corporation

FMM, Inc.
DBA
Miller Toyota
Miller Scion
a California corporation

Millbro, Inc.
DBA
Miller Honda of Culver City
a California corporation

Miller-DM, Inc.
DBA
Beverly Hills, Ltd.
Mercedes Benz of Beverly Hills
a Delaware corporation

Miller Family Company, Inc.
DBA
Miller Honda - Van Nuys
a California corporation

Miller Imports, Inc.
DBA
Miller Mitsubishi
a California corporation

Miller Infiniti, Inc.
a California corporation

Miller Nissan, Inc.
DBA
Miller Nissan - Van Nuys
a California corporation

Miller-NII, Inc.
DBA
Miller Nissan - Woodland Hills
a Delaware corporation

Miller-SZ, Inc.
DBA
Miller Suzuki
a Delaware corporation

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GPI SAC-T, Inc.
DBA
Folsom Lake Toyota
Folsom Lake Scion
Folsom Lake Used Car Outlet
a Delaware corporation

GPI SAC-SK, Inc.
DBA
Folsom Lake Kia
a Delaware corporation

GPI SD-DC, Inc.
DBA
Rancho Chrysler Jeep Dodge
Rancho Chrysler
Rancho Jeep
Rancho Dodge
a Delaware corporation

GPI SD-Imports, Inc.
DBA
Rancho Kia
Rancho Subaru
Rancho Hyundai
Rancho Isuzu
Rancho Imports
a Delaware corporation

Mike Smith Autoplex, Inc.
DBA
Mike Smith Dodge
Mike Smith Autoplex Mercedes Benz
Mike Smith Autoplex - German Imports, Inc.
Mike Smith Motors
Mike Smith Cadillac
Mike Smith Pontiac
Mike Smith GMC Truck
Mike Smith Autoplex Buick
a Texas corporation

Mike Smith Autoplaza, Inc.
DBA
Mike Smith Nissan
Mike Smith Mitsubishi
Mike Smith Honda
BMW of Beaumont
Mike Smith BMW
a Texas corporation

Mike Smith Automotive-H, Inc.
a Delaware corporation

Mike Smith Automotive-N, Inc.
a Texas corporation

Mike Smith Autoplex Buick, Inc.
a Texas corporation

Mike Smith Autoplex Dodge, Inc.
DBA
Mike Smith Dodge
a Texas corporation
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Mike Smith Autoplex-German Imports, Inc.
a Texas corporation

Mike Smith GM, Inc.
a Delaware corporation

Mike Smith Motors, Inc.
a Texas corporation

Mike Smith Imports, Inc.
DBA
BMW of Beaumont
Mike Smith BMW
a Texas corporation

Casa Chevrolet Inc.
DBA Casa Chevrolet at Lomas & Louisiana
a New Mexico corporation

Casa Chrysler Plymouth Jeep Inc.
DBA
Casa Chrysler Jeep on the Westside
Casa Mitsubishi
a New Mexico corporation

Sunshine Buick Pontiac GMC Truck, Inc.
DBA
Casa Buick Pontiac GMC on San Mateo
a New Mexico corporation

Luby Chevrolet Co.
a Delaware corporation

Group 1 Associates, Inc.
a Delaware corporation

Group 1 Funding, Inc.
a Delaware corporation

Group 1 Realty, Inc.
a Delaware corporation

GPI, Ltd.
a Texas limited partnership

Group 1 Automotive Reinsurance TWO, Ltd.
a Nevis Islands company

Group 1 Automotive Reinsurance, Ltd.
a Nevis Islands company

Group 1 Holdings-DC, LLC
a Delaware limited liability company

Group 1 Holdings-F, LLC
a Delaware limited liability company

Group 1 Holdings-GM, LLC
a Delaware limited liability company

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Group 1 Holdings-H, LLC
a Delaware limited liability company

Group 1 Holdings N, LLC
a Delaware limited liability company

Group 1 Holdings-S, LLC
a Delaware limited liability company

Group 1 Holdings-T, LLC
a Delaware limited liability company

Group 1 LP Interests-DC, Inc.
a Delaware corporation

Group 1 LP Interests-F, Inc.
a Delaware corporation

Group 1 LP Interests-GM, Inc.
a Delaware corporation

Group 1 LP Interests-H, Inc.
a Delaware corporation

Group 1 LP Interests-N, Inc.
a Delaware corporation

Group 1 LP Interests-S, Inc.
a Delaware corporation

Group 1 LP Interests-T, Inc.
a Delaware corporation

Group 1 OK Holdings, Inc.
a Delaware corporation

SMC Investment, Inc.
a Texas corporation

Delaware Acquisition-DC, LLC
a Delaware limited liability company

Delaware Acquisition-F, LLC
a Delaware limited liability company

Delaware Acquisition-GM, LLC
a Delaware limited liability company

Delaware Acquisition-N, LLC
a Delaware limited liability company

Delaware Acquisition-T, LLC
a Delaware limited liability company